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                                                       [SHIP LOGO VANGUARD/(R)/]








VANGUARD MEGA CAP 300 INDEX FUNDS



SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 2008

The following text is added as a second paragraph under the heading Investment
Advisor:

For the fiscal year ended August 31, 2008, the advisory expenses for the Mega Cap 300 Growth Index Fund and the Mega Cap 300 Value Index Fund represented an effective annual rate of 0.01% of each Fund's average net assets. For the Mega Cap 300 Index Fund, the advisory expenses represented an effective annual rate of 0.02% of the Fund's average net assets.















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